Exhibit 99.3

                          Management Services Agreement

                                 By and between

           2078198 Ontario Limited and Knowlton Pass Electronics Inc.

This Management Services Agreement (this "Agreement") made as of the 31st day of July 2005, by and between Knowlton Pass Electronics Inc. (the "Company") and 2078198 Ontario Limited (hereinafter the "Provider").

WHEREAS, the Company has the need for certain management and administrative services relating to its operations; and

WHEREAS, the Provider has agreed to provide such management and administrative services; and

WHEREAS, the Company has agreed to reimburse the Provider for the cost of such management and administrative services; and

NOW, THEREFORE, for and in consideration of the forgoing and the terms and conditions contained hereinafter, the parties hereto agree as follows:

1.0 Term.

The term of this Agreement shall be for a 1 (one) year period from the date hereof until the first anniversary of the date hereof (the "Initial Term"), provided, however, that this agreement will automatically renew for a term of 1
(one) year (the "Renewal Term") unless 60 days prior written notice is provided to either party of intent to terminate this agreement.

2.0 Services.

      2.1 The Provider is the owner of certain Industry Canada radio telecommunications spectrum licenses (the "Licenses") and the Company utilizes these Licenses for the development of its business.

      2.2 The Provider agrees to provide, and the Company agrees to accept, general management and administrative services relating to its operations, described in Exhibit A attached hereto and as otherwise mutually agreed by the Provider and the Company (the "Services").

      2.2. If not otherwise agreed, the specification of particular methods for rendering the Services and the assignment of personnel therefore will be determined by the Provider in such manner as in the Provider's judgement will best serve the objectives indicated by the Company. Such methods may include, but are not

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                          Management Services Agreement
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            limited to: (a) remote consulting (by telephone,  fax, E-mail, video conferencing, etc.); (b) written advice; (c) participation in meetings, seminars and workshops; (d) secondment of employees for specific activities; (e) supply of technical materials, studies and other information; (f) introduction to persons, firms/companies which may be of interest to the Company; and (g) other means mutually agreed upon from time to time.

3.0 Compensation.

In consideration for the Services, the Company shall pay the Provider an annual fee negotiated in advance. In addition, the Company shall also reimburse the Provider for out-of-pocket expenses incurred in connection with the Services, payable upon delivery of the Provider's invoice therefor, including, without limitation, any and all fees of counsel for legal services rendered on behalf of the Company.

4.0 Obligations.

      4.1 The Company agrees to fully cooperate with the Provider and to supply the Provider with any and all information reasonably necessary to enable the Provider to perform the Services hereunder, in such form as may be reasonably requested. The Company will give the Provider representatives' free access to any and all sources of information reasonably necessary to enable the Provider to satisfactorily perform the Services.

      4.2 The Provider agrees to fully cooperate with the Company and to supply the Company with any and all information reasonably necessary to enable the Company to meet its legal and tax requirements.

5.0 Liability.

The Provider shall have no liability to the Company except to the extent of the actual damages (excluding lost profits or special or punitive damages) suffered by the Company as a direct result of the gross negligence or greater culpability of the Provider.

6.0 Indemnity.

The Company shall indemnify the Provider and its officers, directors, employees, independent contractors, agents and representatives, in their capacities as such (each, an "Indemnified Party"), against and hold them harmless from and any all damage, claim, loss, liability and expense (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered by any Indemnified Party arising out of or relating to the Services, except to the extent that such damage, claim, loss, liability or expense is found in a final non-appeal able judgement to have resulted from the Provider's gross negligence or willful misconduct.

7.0 Independent Contractor.


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                          Management Services Agreement
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The  relationship  between the Provider  and the Company is that of  independent contractor. Neither the Provider nor the Company is, or may hold itself out as, an agent for or employee of the other. Neither the Provider nor the Company shall have any authority to take, and neither shall take, any action, which binds, or purports to bind, the other. Without limiting the foregoing, no employee of the Provider may claim, demand or application to or for any right or privilege applicable to an officer or employee of the Company, including but not limited to workmen's compensation coverage, unemployment insurance benefits, social security coverage, health plan or insurance benefit, any other insurance benefit or any retirement benefit.

8.0 Notices.

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be (I) sent by registered or certified mail, return receipt requested, (ii) hand delivered, (iii) sent by electronic mail, or
(iv) sent by prepaid overnight carrier, with a record of receipt, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

(i)   if to the Provider at:
      765 15th Sideroad
      King City, ON L7B 1K5 Canada
      Attention: Gary Hokkanen

(ii)  if to the Company at:
      6695 Millcreek Road, Unit 8
      Mississauga, ON L5N 5R8

Each notice or communication shall be deemed to have been given on the date received.

9.0 Miscellaneous Provisions.

      9.1 This Agreement contains the complete understanding of the parties hereto and there are no understandings, representations, or warranties of any kind, express or implied not specifically set forth herein. This Agreement may be amended only be written documents signed by duly authorized representatives of each of the parties hereto.

      9.2 This Agreement shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario.

      9.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.


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                          Management Services Agreement
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      9.4   This  Agreement  shall be for the  benefit of the  Provider  and the
            Company and shall be binding upon the parties and their respective successors and permitted assigns.

      9.5 Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reasons whatsoever, such term or provision shall be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.

                            [Signature Page Follows]


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      IN WITNESS  WHEREOF,  the undersigned have duly executed this Agreement as of the day and year first above written.

      2078198 ONTARIO LIMITED

      By:  /s/ Gary Hokkanen
           -----------------------------------------
           Name: Gary Hokkanen
           Title Chief Financial Officer


      KNOWLTON PASS ELECTRONICS INC.

      By:  /s/ David MacKinnon
           -----------------------------------------
           Name: David MacKinnon
           Title Managing Director


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                          Management Services Agreement
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EXHIBIT A

The  Services  to  be  rendered  under  this  Agreement  may  include,   without
limitation, the following:

1. Assistance, advise and support in strategic policy, and the provision of operations consultancy and support;

2. Assistance, advise and support in new and existing services including technical support, quality controls, market research and development;

3. Assistance, advice and support in business organization and administration;

4.    Assistance, advice and support in business development;

5. Assistance, advice and support in purchasing, including selection and identification of suppliers;

6. Assistance, advice and support in legal, regulatory and related compliance matters;

7. Assistance, advice and support in negotiating agreements with third parties;

Should it be determined that the Company requires additional services and human resources, the Company and the Provider upon mutual consent may amend this Agreement to incorporate any additions and fees associated with such amendments.

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